Exhibit 10.3

FIFTH AMENDMENT TO MASTER LEASE

THIS FIFTH AMENDMENT TO MASTER LEASE (this “Amendment”) is being entered into on this 19th day of June, 2018 (the “Effective Date”), by and between Landlord and Tenant, as more fully set forth herein, and shall amend that certain Master Lease, dated November 1, 2013, as amended to the date hereof (collectively, the “Master Lease”), by and among GLP Capital, L.P. (together with its permitted successors and assigns, “Landlord”) and Penn Tenant, LLC (together with its permitted successors and assigns, “Tenant”), pursuant to which Tenant leases certain Leased Property, as further defined in the Master Lease (the “Existing Leased Property”).  Landlord and Tenant each desire to remove certain portions of the Existing Leased Property as identified and defined in Annex A attached hereto and incorporated herein (the “Removed Leased Property”) from the terms, covenants and conditions of the Master Lease.  Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Master Lease.

BACKGROUND:

WHEREAS, Landlord and Tenant each desire to amend the Master Lease as more fully described herein.

NOW, THEREFORE, in consideration of the provisions set forth in the Master Lease as amended by this Amendment, including, but not limited to, the mutual representations, warranties, covenants and agreements contained therein and herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby respectively acknowledged, and subject to the terms and conditions thereof and hereof, the parties, intending to be legally bound, hereby agree that the Master Lease shall be amended as follows:

ARTICLE I

REMOVAL OF REMOVED LEASED PROPERTY

1.1       Exhibit B to the Master Lease is hereby amended to remove the description of the Removed Leased Property as set forth in Annex A attached hereto and incorporated hereby by this reference from the description of the Land.

ARTICLE II

AMENDMENT TO MEMORANDUM OF LEASE

Landlord and Tenant shall enter into an amendment to any memorandum of lease which may have been recorded in accordance with Article XXXIII of the Master Lease against the Removed Leased Property, in form suitable for recording in the county or other application location in which a Removed Leased Property is located which amendment is pursuant to this Amendment.  Landlord shall pay all costs and expenses of recording any such amendment to memorandum.

ARTICLE III

AUTHORITY TO ENTER INTO AMENDMENT

Each party represents and warrants to the other that: (i) this Amendment and all other documents executed or to be executed by it in connection herewith have been duly authorized and shall be binding upon it; (ii) it is duly organized, validly existing and in good standing under the laws of the state of its formation and is duly authorized and qualified to perform this Amendment and the Master Lease, as amended hereby, within the State(s) where any portion of the Leased Property is located, and (iii) neither this Amendment, the Master Lease, as amended hereby, nor any other document executed or to be executed in connection herewith violates the terms of any other agreement of such party.

ARTICLE IV

MISCELLANEOUS

4.1       Brokers.  Tenant warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Amendment, and Tenant shall indemnify, protect, hold harmless and defend Landlord from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Tenant. Landlord warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Amendment, and Landlord shall indemnify, protect, hold harmless and defend Tenant from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Landlord.

4.2       Costs and Expenses; Fees.  Each party shall be responsible for and bear all of its own expenses incurred in connection with pursuing or consummating this Amendment and the transactions contemplated by this Amendment, including, but not limited to, fees and expenses, legal counsel, accountants, and other facilitators and advisors.

4.3       Choice of Law and Forum Selection Clause.  This Amendment shall be construed and interpreted, and the rights of the parties shall be determined, in accordance with the substantive Laws of the State of New York without regard to the conflict of law principles thereof or of any other jurisdiction.

4.4       Counterparts; Facsimile Signatures.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.  Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

4.5       No Further Modification.  Except as modified hereby, the Master Lease remains in full force and effect.

[Signature Page to Follow]

2

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the undersigned as of the date first above written.

LANDLORD:

GLP CAPITAL, L.P.

By:	/s/Brandon J. Moore
Brandon J. Moore
SVP, General Counsel & Secretary

TENANT:

PENN TENANT, LLC

By:	Penn National Gaming, Inc.
its managing member

By:	/s/ William J. Fair
Name:	William J. Fair
Title:	Executive Vice President and CFO

ANNEX A

LEGAL DESCRIPTION REMOVED FROM EXHIBIT B

(See attached)

RX252WL	Rev. 06/09

Ver. Date 06/22/2016	PID 93592

PARCEL     19-WLl

WOO/LUC-75-30.70/0.00

ALL RIGHT, TITLE AND INTEREST IN FEE SIMPLE

IN THE FOLLOWING DESCRIBED PROPERTY

INCLUDING LIMITATION OF ACCESS

Grantor/Owner, his heirs, executors, administrators, successors and assigns forever, are hereby divested of any and all abutter’s rights, including access rights in, over and to the within described real estate, including such rights with respect to any highway facility constructed thereon (as used herein, the expression “Grantor/Owner” includes the plural, and words in the masculine include the feminine or neuter).

[Surveyor’s description of the premises follows]

Situated in the State of Ohio, County of Lucas, City of Toledo, River Tract 85, U.S. Reserve T3, being part of a tract of land conveyed to GLP Capital, L.P as described in instrument number 201401080000326 in the Lucas County Recorder’s Office and being more specifically described as follows:

Being a parcel lying on the west side of the proposed centerline of right of way of Interstate Route 75 as part of the WOO/LUC-75-30.70/0.00 Centerline Plat made by Northwest Consultants, Inc. for the Ohio Department of Transportation as recorded in Instrument No. 201601270003448 of the records of Lucas County and being located within the following described points in the boundary thereof:

Commencing at an existing monument box at the intersection of Miami Street and Oregon Road being at station 28+44.85 of the centerline of Miami Street and 829.28 feet right of station 479+79.31 of the proposed centerline of right of way of Interstate Route 75;

Thence South 75 degrees 40 minutes 18 seconds West, 994.91 feet on the centerline of Miami Street to a point, said point being station 18+49.94 of the centerline of Miami Street and 156.41 feet left of station 478+35.1l of the proposed centerline of right of way of Interstate Route 75;

Thence North 14 degrees 19 minutes 42 seconds West, 234.20 feet to an iron pin set, said iron pin set being at 234.20 feet left of station 18+49.94 of the centerline of Miami Street and 190.00 feet left of station 480+60.11 of the proposed centerline of right of way of Interstate Route 75 and also being THE TRUE POINT OF BEGINNING for the parcel of land herein described;

RX252WL	Rev. 06/09

Thence, North 05 degrees 48 minutes 15 seconds East, 142.82 feet on the proposed limited access right of way line to an iron pin set, said iron pin set being 165.00 feet left of station 481+96.49 of the proposed centerline of right of way of Interstate Route 75;

Thence North 03 degrees 15 minutes 49 seconds West, 67.72 feet on the proposed limited access right of way line to an iron pin set, said iron pin set being 165.00 feet left of station 486+62.32;

Thence North 03 degrees 54 minutes 47 seconds East, 415.19 feet on the proposed limited access right of way line to a point, said point being 130.00 feet left of station 486+65.73;

Thence North 75 degrees 38 minutes 39 seconds East, 106.50 feet on the proposed limited access right of way line to a point, said point being 27.42 feet left of station 486+94.00;

Thence South 04 degrees 06 minutes 18 seconds West, 155.85 feet on the existing limited access right of way line to a point, said point being 36.93 feet left of station 485+39.28;

Thence South 81 degrees 57 minutes 05 seconds West, 34.35 feet on the existing limited access right of way line to a point, said point being 70.96 feet left of station 485+34.63;

Thence South 05 degrees 14 minutes 13 seconds West, 332.90 feet on the existing limited access right of way line to a point, said point being 111.99 feet left of station 482+09.4l;

Thence South 21 degrees 06 minutes 38 seconds West, 130.68 feet on the existing limited access right of way line to a point, said point being 167.54 feet left of station 480+93.94;

Thence South 27 degrees 59 minutes 23 seconds West, 41.49 feet on the existing limited access right of way line to the TRUE POINT OF BEGINNING and containing 0.917acres, of which 0.000 acres is PRO (Present Road Occupied), leaving a net take of 0.917 acres, more or less, subject to legal highways and other easements of record.

The existing LA R/W easement to the State of Ohio excepts and easement to the City of Rossford for sanitary sewer, and reserves the following rights to the grantor: ponds for grinding sand; access roads, railroad tracks, pipelines and utilities at any location between piers and abutments; access to maintain an existing sand sewer line along the north side of Miami Street. For complete details of the exceptions please see Deed Volume 1782 Page 87 in the Lucas County Recorder’s Office.

The above described area is contained within Lucas County Auditor’s permanent parcel number 18‑76138

RX252WL	Rev. 06/09

Grantors claim title by instruments recorded Instrument Number 201401080000326 in the Lucas County Recorder's Office.

Description based on a survey conducted by Northwest Consultants, Inc. during the summer of 2013 under the direction and supervision of Matthew J. Puhl, Registered Surveyor 8363 of the State of Ohio

Bearings used herein are based on Ohio State Plane Coordinate System, North Zone NAD83(2011) and are for this project use only.

All iron pins set referenced herein are 3/4 inch diameter x 30 inch long iron bars with 2-1/2 inch aluminum cap stamped “ODOT R/W, P.S. 8363”.

This description was prepared by Andrew M Bernhard and reviewed by Matthew J. Puhl, Registered Surveyor 8363 of the State of Ohio.

/s/ Matthew J. Puhl	06-22-2016
Matthew J. Puhl	Date
Registered Surveyor of Ohio: No. S-008363

RX252WL	Rev. 06/09

Ver. Date 01/28/2016	PID 93592

PARCEL     19-WL2

WOO/LUC-75-30.70/0.00

ALL RIGHT, TITLE AND INTEREST IN FEE SIMPLE

IN THE FOLLOWING DESCRIBED PROPERTY

INCLUDING LIMITATION OF ACCESS

Grantor/Owner, his heirs, executors, administrators, successors and assigns forever, are hereby divested of any and all abutter’s rights, including access rights in, over and to the within described real estate, including such rights with respect to any highway facility constructed thereon (as used herein, the expression “Granter/Owner” includes the plural, and words in the masculine include the feminine or neuter).

[Surveyor’s description of the premises follows]

Situated in the State of Ohio, County of Lucas, City of Toledo, River Tract 85, U.S. Reserve T3, being part of a tract of land conveyed to GLP Capital, L.P as described in instrument number 201401080000326 in the Lucas County Recorder’s Office and being more specifically described as follows:

Being a parcel lying on the east side of the proposed centerline of right of way of Interstate Route 75 as part of the WOO/LUC-75-30.70/0.00 Centerline Plat made by Northwest Consultants, Inc. for the Ohio Department of Transportation as recorded in Instrument No. 201601270003448 of the records of Lucas County and being located within the following described points in the boundary thereof:

Commencing at an existing monument box at the intersection of Miami Street and Oregon Road being at station 28+44.85 of the centerline of Miami Street and 829.28 feet right of station 479+79.3l of the proposed centerline of right of way of Interstate Route 75;

Thence South 75 degrees 40 minutes 18 seconds West, 327.88 feet on the centerline of Miami Street to a point, said point being station 25+16.98 of the centerline of Miami Street and 504.83 feet right of station 479+25.78 of the proposed centerline of right of way of Interstate Route 75;

Thence North 14 degrees 19 minutes 42 seconds West, 189.60 feet to an iron pin set, said iron pin set being at 189.60 feet right of station 25+16.98 of the centerline of Miami Street and 475.00 feet right of station 481+30.53 of the proposed centerline of right of way of Interstate Route 75 and also being THE TRUE POINT OF BEGINNING for the parcel of land herein described;

RX252WL	Rev. 06/09

Thence North 74 degrees 59 minutes 42 seconds West, 94.35 feet on the existing limited access right of way line to a point, said point being 385.84 feet right of station 481+63.90;

Thence North 37 degrees 17 minutes 15 seconds West, 132.10 feet on the existing limited access right of way line to a point, said point being 312.06 feet right of station 482+80.59;

Thence North 18 degrees 03 minutes 00 seconds West, 294.66 feet on the existing limited access right of way line to a point, said point being 226.98 feet right of station 485+76.67;

Thence North 04 degrees 29 minutes 57 seconds West, 90.07 feet on the existing limited access right of way line to an iron pin set, said iron pin set being 218.86 feet right of station 486+70.00;

Thence South 27 degrees 28 minutes 53 seconds East, 119.29 feet on the proposed limited access right of way line to an iron pin set, said iron pin set being 275.00 feet right of station 485+60.00;

Thence South 18 degrees 18 minutes 58 seconds East, 114.60 feet on the proposed limited access right of way line to an iron pin set, said iron pin set being 310.00 feet right of station 484+45.00;

Thence South 32 degrees 04 minutes 05 seconds East, 336.14 feet on the proposed limited access right of way line to the TRUE POINT OF BEGINNING and containing 0.623 acres, of which 0.000 acres is PRO (Present Road Occupied), leaving a net take of 0.623 acres, more or less, subject to legal highways and other easements of record.

The above described area is contained within Lucas County Auditor’s permanent parcel number 18-76138

Grantors claim title by instruments recorded Instrument Number 201401080000326 in the Lucas County Recorder's Office.

Description based on a survey conducted by Northwest Consultants, Inc. during the summer of 2013 under the direction and supervision of Matthew J. Puhl, Registered Surveyor 8363 of the State of Ohio

Bearings used herein are based on Ohio State Plane Coordinate System, North Zone NAD83(2011) and are for this project use only.

All iron pins set referenced herein are 3/4 inch diameter x 30 inch long iron bars with 2-1/2 inch aluminum cap stamped “ODOT R/W, P.S. 8363”.

RX252WL	Rev. 06/09

This description was prepared by Andrew M Bernhard and reviewed by Matthew J. Puhl, Registered Surveyor 8363 of the State of Ohio.

/s/ Matthew J. Puhl	01-28-2016
Matthew J. Puhl	Date
Registered Surveyor of Ohio: No. S-008363